EXHIBIT 10(b)



                                  WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                                 WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                               TABLE OF CONTENTS


SECTION 1. ESTABLISHMENT AND PURPOSE........................... 1
         1.1   THE PLAN........................................ 1
         1.2   PURPOSE......................................... 1
         1.3   EFFECTIVE DATE OF THE PLAN...................... 1

SECTION 2. PLAN ADMINISTRATION................................. 1
         2.1   ADMINISTRATION.................................. 1
         2.2   AUTHORIZED ACTIONS.............................. 2
         2.3   FINALITY OF DETERMINATION....................... 2

SECTION 3. ELIGIBILITY AND PARTICIPATION....................... 2
         3.1   ELIGIBILITY..................................... 2
         3.2   RIGHTS OF EMPLOYEES............................. 3

SECTION 4. SHARES SUBJECT TO THE PLAN.......................... 3
         4.1   NUMBER.......................................... 3
         4.2   UNUSED SHARES................................... 3
         4.3   ADJUSTMENT IN CAPITALIZATION.................... 4

SECTION 5. OPTIONS............................................. 4
         5.1   GRANT OF OPTIONS................................ 4
         5.2   ADDITIONAL ISO OPTION LIMITATION................ 4
         5.3   OPTION AGREEMENT................................ 5
         5.4   OPTION PRICE.................................... 5
         5.5   DURATION OF OPTIONS............................. 5
         5.6   OTHER TERMS AND CONDITIONS...................... 5
         5.7   EXERCISE........................................ 5
         5.8   PERIODS OF NON-EXERCISE......................... 6

SECTION 6. PURCHASE OF SHARES.................................. 6
         6.1   WRITTEN NOTICE.................................. 6
         6.2   PAYMENT......................................... 6
         6.3   ISSUANCE OF STOCK CERTIFICATES.................. 6
         6.4   PRIVILEGES OF A SHAREHOLDER..................... 6

SECTION 7. TERMINATION OF EMPLOYMENT........................... 7
         7.1   GENERAL......................................... 7
         7.2   DEATH........................................... 7
         7.3   DISABILITY...................................... 7
         7.4   RETIREMENT...................................... 7
         7.5   COMMITTEE DISCRETION TO EXTEND EXERCISE PERIOD.. 7

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SECTION 8.   DURATION OF THE PLAN.........................................    8
        8.1  DURATION OF THE PLAN.........................................    8

SECTION 9.   AMENDMENT OR DISCONTINUANCE..................................    8
        9.1  AMENDMENT OR DISCONTINUANCE..................................    8

SECTION 10.  OTHER CONDITIONS.............................................    9
        10.1 TRANSFERABILITY OF OPTIONS...................................    9
        10.2 OTHER BENEFIT PLANS..........................................    9
        10.3 GOVERNMENT REGULATIONS.......................................    9
        10.4 SECTION 16 REQUIREMENTS......................................    9

                                 WALGREEN CO.
                          EXECUTIVE STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 13, 1992)

                     SECTION 1. ESTABLISHMENT AND PURPOSE

  1.1 THE PLAN. Effective as of October 13, 1982, Walgreen Co. (the "Company") established this stock option plan for certain officers and key employees, which plan was then known as the "Walgreen Co. 1982 Executive Incentive Stock Option Plan." Effective as of January 1, 1989, the Plan was amended, restated and renamed as the "Walgreen Co. 1982 Executive Stock Option Plan." The plan as described herein is a further amendment and continuation of such plan and shall be known as the "WALGREEN CO. EXECUTIVE STOCK OPTION PLAN" (the "Plan").

  1.2 PURPOSE. The purpose of the Plan is to enable the Company and its subsidiaries (as subsidiaries are defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, hereinafter referred to as the "Code") to attract and retain key employees of outstanding ability, to stimulate the efforts of such employees toward achievement of Company objectives and to encourage the identification of their interest with that of the Company's shareholders. It is intended that options issued pursuant to the Plan prior to January 1, 1989 shall constitute "Incentive Stock Options", containing such terms and conditions as required by Section 422A of the Code. Options granted on or after January 1, 1989 are only intended to constitute "Incentive Stock Options" to the extent that the Committee specifies such intention at the time such options are granted. The term "ISO Options" shall mean Incentive Stock Options granted pursuant to this Plan. The term "Nonqualified Options" shall mean options other than ISO Options granted pursuant to this Plan. The term "Options" shall mean both ISO Options and Nonqualified Options granted pursuant to this Plan.

  1.3. EFFECTIVE DATE OF THE PLAN. The Plan as originally adopted was effective as of October 13, 1982 (the "Original Effective Date"). The effective date of the Plan as set forth herein is October 13, 1992 (the "Effective Date").

                        SECTION 2. PLAN ADMINISTRATION

  2.1 ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), consisting of three
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or more members appointed by the Board of Directors of the Company from those of its members not eligible to receive Options and who satisfy such other requirements as may be necessary to qualify as "disinterested persons" as that phrase is defined for purposes of the Securities and Exchange Commission regulations issued under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"). The Committee may take action with regard to this Plan only upon the vote of a majority of the entire Committee or by written consent. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as may be designated by the Committee.

  2.2 AUTHORIZED ACTIONS. The Committee shall have full power and authority to interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee shall determine, within the limits of the express provisions of the Plan, the employees to whom, and the time or times at which, Options shall be granted, the number of shares of stock to be subject to each Option, the duration of each Option, the Option price of each Option, and the time or times within which (during the term of the Option) all or portions of each Option may be exercised.

  2.3 FINALITY OF DETERMINATION. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons including the Company, its shareholders, and persons having any interests in Options which may be granted under the Plan.

                   SECTION 3. ELIGIBILITY AND PARTICIPATION

  3.1 ELIGIBILITY. Full-time, key employees of the Company or its subsidiaries, without limitation as to length of service as designated by the Committee from time to time by Option grants, shall be eligible to receive Options under the Plan. No Option shall be granted to any person who owns, directly or indirectly, shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

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Eligible employees of the Company or its subsidiaries who have been granted and are in receipt of valid Options are hereunder referred to as "Participants."

  3.2 RIGHTS OF EMPLOYEES. Nothing in this Plan or in any Option shall interfere with or limit in any way the right of the Company and any of its subsidiaries to terminate any Participant's or employee's employment at any time, nor confer upon any employee any right to continue in the employ of the Company and any of its subsidiaries. No employee shall have a right to be selected as a Participant, nor, having been so selected to be selected again as a Participant.

                     SECTION 4. SHARES SUBJECT TO THE PLAN

  4.1 NUMBER. The maximum number of shares of common stock, $0.625 par value, of the Company (the "Shares") that may be optioned under the Plan on or after the effective date shall be the amount specified in (a) below, reduced in the manner specified in (b) below and adjusted, from time to time, in the manner specified in (c) below:

     (A) NUMERICAL LIMITATION. Except as provided in (b) and (c) below, no more than 2,404,480 shares of such common stock may be optioned after the effective date;

     (B) PRE-EFFECTIVE DATE GRANT REDUCTION. The number of shares determined in accordance with (a) above shall be reduced by the number of such shares of common stock with respect to which options are granted after July 7, 1992 and prior to October 13, 1992; and

     (C) CAPITALIZATION ADJUSTMENT. The number of shares determined in accordance with (a) and (b) above shall be subject to the adjustments, if any, required by Section 4.3 below.

Shares may consist, in whole or in part, of authorized but heretofore unissued Shares, treasury Shares or Shares reacquired by the Company, including Shares purchased by the Company in the open market.

  4.2 UNUSED SHARES. In the event any Shares that are subject to an Option which, for any reason, expires, is canceled, or is terminated unexercised as to such Shares, such Shares may again be subjected to an Option pursuant to this Plan.

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  4.3  ADJUSTMENT IN CAPITALIZATION. In the event of any change (increase or decrease) in the outstanding shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of Shares, or otherwise, the aggregate number of Shares available under this Plan and the number of Shares subject to each outstanding Option and the Option prices shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional Shares shall be rounded to the nearest whole Share.

                              SECTION 5. OPTIONS

  5.1 GRANT OF OPTIONS. The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those employees of the Company or its subsidiaries to whom Options shall be granted, the Option price, the number of shares subject to such Options, and the dates on which such Options are to be granted. An eligible employee may be granted more than one Option. The aggregate number of Shares that may be optioned under the Plan and outstanding to any employee under this Plan is limited to the extent provided in Section
4.1. Notwithstanding the foregoing, no Options shall be granted under this Plan after the effective date and prior to shareholder approval of this Plan unless such grant or grants are expressly conditioned upon such shareholder approval.

  5.2 ADDITIONAL ISO OPTION LIMITATION. The grant and exercise of ISO Options are subject to the following annual limitations in addition to any other limitations applicable under the terms of this Plan:

  (A) With respect to ISO Options granted prior to January 1, 1987, the aggregate amount of fair market value of shares (the fair market value of a Share on the date of grant times the number of Shares optioned under the grant) for which any employee may be granted ISO Options in any calendar year under this Plan (and any other Incentive Stock Option plan which the Company or its subsidiaries may have) shall not exceed $100,000 plus any unused limit carryover calculated in accordance with the provisions of Section 422A(c)(4) of the Code, as then in effect; and

  (B) With respect to ISO Options granted after December 31, 1986, the aggregate amount of fair market value of shares (the fair market value of a Share on the date of grant times the number of Shares optioned under the grant) for which an employee may first exercise ISO Options in any calendar year under this Plan (and any other Incentive Stock Option plan which the Company or its

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subsidiaries may have) shall not exceed $100,000.

  5.3 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written stock Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall state the number of Shares, as designated by the Committee, to which that Option pertains. The appropriate officers of the Company are hereby authorized to execute and deliver Option agreements in the name of the Company, as directed from time to time by the Committee. No Participant shall have any rights with respect to the exercise of an Option unless and until he or she shall have executed and delivered to the Committee an Option Agreement in form and substance acceptable to the Committee.

  5.4 OPTION PRICE. The Option price per Share under each Option shall be determined by the Committee and stated in the Option Agreement. The Option price shall not be less than 100 percent of the fair market value, and in any event not less than the par value, of a Share on the day the Option is granted, as such value is determined by the Committee. Such fair market value shall be not less than the closing price of a share of stock on the New York Stock Exchange on the last trading day preceding the day the Option is granted.

  5.5 DURATION OF OPTIONS. Each Option shall be of a duration specified in the Option Agreement. All rights to exercise an Option shall expire not later than ten years from the date on which the Option is granted.

  5.6 OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

  5.7 EXERCISE. Subject to Section 5.8, each Option may be exercised, as long as it is valid and outstanding, from time to time, in part or as a whole and in such manner and subject to such conditions as the Committee in its discretion may provide in the Option Agreements, provided that no partial exercise may be for less than ten (10) full Shares. Notwithstanding the above, no ISO Option granted to an employee under this Plan prior to July 13, 1988 shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any Option, previously granted to such employee under this Plan or

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any other Plan of the Company meeting the requirements of Section 422A of the
Code, to purchase Shares. For such purpose an Option shall be treated as outstanding until such Option is exercised in full or expires by reason of lapse of time.

  5.8 PERIODS OF NON-EXERCISE. To the extent required to satisfy exemptions established from time to time by the Securities and Exchange Commission issued under Section 16 of the 1934 Act, the Committee may prohibit or restrict the effectiveness of any exercise hereunder for a period of up to six months. Options not subject to such restrictions may be exercised at such time as the Committee, in its discretion, may designate. No Options granted subject to the shareholder approval condition described in Section 5.1 may be exercised until such shareholder approval has been received.

                         SECTION 6. PURCHASE OF SHARES

  6.1 WRITTEN NOTICE. The holder of an Option wishing to exercise an Option shall give written notice to the Company. The date the Company receives written notice of an exercise, and full payment for the Shares exercised pursuant to the Option, shall be considered as the date such Option, or the portion thereof specified in written notice, is exercised (the "Exercise Date").

  6.2 PAYMENT. Payment in full shall be made for the number of Shares purchased, as specified in the written notice, at the same time written notice of exercise of an Option is given to the Company. Payment of the Option price may be made in cash, or by delivery of Shares of the Company equivalent in fair market value to the Option price on the Exercise Date, or partly in cash and partly in Shares, as the Committee may from time to time determine. The proceeds from such payment shall constitute general funds of the Company.

  6.3 ISSUANCE OF STOCK CERTIFICATES. As soon as possible after receipt of written notice and payment, the Company shall, without stock issue or transfer taxes to the Participant, deliver to the holder of the Option a certificate or certificates for the requisite number of Shares.

  6.4 PRIVILEGES OF A SHAREHOLDER. The holder of an Option shall not have shareholder privileges with respect to any Share covered by the Option until the date of issuance of a stock certificate to him or her for such Shares. No adjustments shall be made for dividends or distributions or other rights in respect to such Shares for which the record date is prior to the date on which the Participant became the holder of record thereof.

                      SECTION 7. TERMINATION OF EMPLOYMENT

  7.1 GENERAL. If the employment of an employee to whom an Option is granted should terminate for any reason, other than death, retirement, or total and permanent disability, his or her Option shall terminate on the date employment terminates unless the Committee, in its discretion, grants the right to exercise the Option within 90 days after the date employment terminates, but only to the extent he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated employees not exercised shall terminate.

  7.2 DEATH. Except as provided in Section 7.5, if the employee to whom an Option was granted shall die while in the employ of the Company or a subsidiary, the executor or administrator of his or her estate or the person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of his or her death may, at any time within one year after the date of death but not later than the date of expiration of the Option, exercise the Option to the extent the optionee was entitled to do so on the date of death. Options or portions of Options of deceased employees not so exercised shall terminate.

  7.3 DISABILITY. Except as provided in Section 7.5, in the event of termination of employment with the Company or a subsidiary due to total and permanent disability, the employee to whom an Option is granted may exercise the Option, to the extent that it is exercisable, at any time within one year after the date of such total and permanent disability but not later than the date of expiration of the Option.

  7.4 RETIREMENT. Except as provided in Section 7.5, if the employee to whom an Option was granted shall be retired in good standing from the employ of the Company for reasons of age under the then-established rules of the Company, the employee may exercise the Option, to the extent that it is exercisable, at any time within 90 days after the date of such retirement but not later than the date of expiration of the Option.

  7.5 COMMITTEE DISCRETION TO EXTEND EXERCISE PERIOD. Notwithstanding the provisions of Sections 7.1, 7.2, 7.3 and 7.4, the Committee may extend the time periods for exercise of Options which would otherwise be applicable under such Sections, at its sole discretion, to reflect the employee's role, if any, in developing the Company's long term business objectives or to accomplish such other business purposes of the Company as may be determined by the Committee. The Committee may extend such time periods for a period not to exceed 60 months from the date of the employee's death, disability, retirement or employment termination, provided that such exercise period shall not extend beyond the original expiration date specified in the Option Agreement.

                        SECTION 8. DURATION OF THE PLAN

  8.1 DURATION OF THE PLAN. The Plan shall remain in effect until October 13, 2002, but Options may extend beyond that date in accordance with the provisions of the Plan.

                    SECTION 9. AMENDMENT OR DISCONTINUANCE

  9.1 AMENDMENT OR DISCONTINUANCE. The Board of Directors of the Company may alter, suspend, or discontinue the Plan, but may not, without the approval of the shareholders of the Company, make any alteration which would:
       (A) Increase the aggregate number of Shares subject to Option under the Plan, except as provided in Section 4.3;

       (B)  Decrease the minimum Option price;

       (C) Increase the maximum number of shares for which an Option or Options may be granted to any one employee, except as provided in Section 4.3;

       (D) Permit any member of the Board of Directors of the Company who is not an officer or employee of the Company or subsidiary, or any member of the Committee, to become eligible for Options under the Plan; or

       (E) Extend the term of the Plan or the maximum period during which any Option may be exercised.

The Board of Directors may not revoke or alter, in a manner unfavorable to the holder, any outstanding Option, without the consent of the holder. Amendments may only be made more frequently than once every six months if the Committee determines such amendments will not adversely affect an exemption from the restrictions of Section 16 of the 1934 Act.

                         SECTION 10.  OTHER CONDITIONS

     10.1 TRANSFERABILITY OF OPTIONS. An Option shall not be transferable except by will or the laws of descent and distribution and an Option may be exercised, during the optionee's lifetime, only by the optionee.

     10.2 OTHER BENEFIT PLANS. No Options under this Plan shall be taken into account in determining any benefits under any other benefit plan or profit sharing plan maintained by the Company.

     10.3 GOVERNMENT REGULATIONS. The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals, registration, and listing requirements by any governmental agencies or national securities exchanges as may be required.

     10.4 SECTION 16 REQUIREMENTS. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee or of any person or persons acting on the Committee's behalf fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

             AMENDMENT TO WALGREEN CO. EXECUTIVE STOCK OPTION PLAN
             -----------------------------------------------------

                                       I.

Section 1.1 of the Plan shall be amended to read as follows:

     1.1 The Plan. Effective as of October 13, 1982, Walgreen Co. (the "Company") established this stock option plan for certain officers and key employees, which plan was then known as the "Walgreen Co. 1982 Executive Incentive Stock Option Plan." Effective as of January 1, 1989, the Plan was amended, restated, and renamed as the "Walgreen Co. 1982 Executive Stock Option Plan." Effective as of October 13, 1992, the Plan was amended, restated, and renamed as the "Walgreen Co. Executive Stock Option Plan" (the "Plan"). The Plan as described herein reflects a further amendment effective as of October 9, 1996.

                                      II.

Section 1.3 of the Plan shall be amended to read as follows:

     1.3 Effective Date of the Plan. The Plan as originally adopted was effective as of October 13, 1982 (the "Original Effective Date"). The effective date of the Plan as set forth herein is October 9,1996 (the "Effective Date.").

                                      III.

Section 2.1 of the Plan shall be amended to read as follows:

     2.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of three or more members appointed by the Board of Directors of the Company from those of its members not eligible to receive Options and who satisfy such other requirements as may be necessary to qualify as "Non-Employee Directors" as that phrase is defined for purposes of the Securities and Exchange Commission's (the "Commission") rules and regulations issued under Section 16 of the Securities and Exchange Act of 1934 (the "1934 Act") and as "Outside Directors" as that phrase is defined for purposes of the Internal Revenue Service's (the Department of Treasury's) regulations issued under Section 162(m) of the Internal Revenue Code. This Committee may take action with regard to this Plan only upon the vote of a majority of the entire Committee or by written consent. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as may be designated by the Committee.

                                      IV.

Section 3.1 of the Plan shall be amended to read as follows:

     3.1 Eligibility. Full-time, key employees of the Company or its subsidiaries who are classified in Grade 12 (or its equivalent) or above, as designated by the Committee from time to time and without limitation as to length of service, shall be eligible to receive Options under the Plan. No Option shall be granted to any person who owns, directly or indirectly, shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. Eligible employees of the Company or its subsidiaries who have been granted and are in receipt of valid Options pursuant to this Plan are hereunder referred to as "Participants."

                                      V.

Section 4.1 of the Plan shall be amended to read as follows:

     4.1 Number. The aggregate number of shares of common stock, $.3125 par value of the Company (the "Shares"), that may be optioned under the Plan shall be determined as follows:

     (a) Prior to October 9, 1996. No more than 9,600,000 shares may be optioned during the period beginning on the Original Effective Date and ending immediately prior to the Effective Date; and

     (b) On or After October 9, 1996. No more than 9,600,000 shares may be optioned hereunder on or after the Effective Date. Notwithstanding the foregoing, no Options shall be granted under this Plan on or after the Effective Date and Prior to shareholder approval of the amendment of the Plan effective as of such date unless such grant or grants are expressly conditioned upon such shareholder approval.

     Shares may consist, in whole or in part, of authorized but heretofore unissued Shares, treasury Shares, or Shares reacquired by the Company, including Shares purchased by the Company in the open market.

                                      VI.

Section 5.1 of the Plan shall be amended to read as follows:

     5.1 Grant of Options. The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those employees of the Company or its subsidiaries to whom Options shall be granted, the Option price, the number of shares subject to such Options, and the dates on which such Options are to be granted. An eligible employee may be granted more than one Option. The aggregate number of Shares with respect to which options may be granted during any 12-month period to any participant under this Plan is limited to 250,000 shares as adjusted by
     Section 4.3.

                                     VII.

Section 7.2 of the Plan shall be amended to read as follows:

     7.2 Death. Except as provided in Section 7.5, if the employee to whom an Option was granted shall die while in the employ of the Company or a subsidiary, the Participant's designated beneficiary (or the executor or administrator of his or her estate or the person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of his or her death, if the Participant failed to properly designate a beneficiary) may, at any time within one year after the date of death but not later than the date of expiration of the Option, exercise the Option to the extent the optionee was entitled to do so on the date of death. Options or portions of Options of deceased employees not so exercised shall terminate. A Participant may designate a beneficiary for this purpose, including a beneficiary that is a trust, by properly completing a beneficiary designation form supplied by the Committee.

                                     VIII.

Section 8.1 of the Plan shall be amended to read as follows:

     8.1 Duration of the Plan. The Plan shall remain in effect until October 9, 2006, but Options may extend beyond that date in accordance with the provisions of the Plan.

                                      IX.

Section 10.1 of the Plan shall be amended to read as follows:

     10.1 Transferability of Options. An option shall not be transferable except by beneficiary designation, by will, or the laws of descent and distribution (as described in Section 7.2). An Option may be exercised, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, transfers by a Participant of options granted after October 9, 1996 shall be recognized and given effect if such options are transferred to a grantor trust established pursuant to Sections 674, 675, 676, and 677 of the Internal Revenue Code of 1986 for the benefit of the participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants), provided that any such transfer has not been disclaimed prior to the exercise of such options by the trustee of such trust and the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.


                                        X.

     In all other respects, except as otherwise set forth, the Plan shall remain in force and effect.